                                                                  EXHIBIT 10.12

                               AMENDMENT NO. 1 TO
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to Series B Convertible Preferred Stock Purchase Agreement ("AMENDMENT NO. 1") dated as of September 28, 1998 is entered into by and among Sequoia Software Corporation, a Maryland corporation (the "COMPANY"), the investors listed on Schedule I hereto (the "NEW INVESTORS"), Anthem Capital, L.P., a Delaware limited partnership ("ANTHEM"). NEPA Venture Fund II, L.P., a Pennsylvania limited partnership ("NEPA")(each of the foregoing parties other than the Company being referred to individually as a "PURCHASER" and collectively as the "PURCHASERS"). Mark A. Wesker ("WESKER") and Anil Sethi ("SETHI")(individually Wesker and Sethi being referred to as a "FOUNDER" and collectively, the "FOUNDERS"), and Richard C. Faint, Jr. ("FAINT"), Kenneth E. Homa ("HOMA") and David H. Hungerford ("HUNGERFORD").

                                    RECITALS

     A. Pursuant to the terms and conditions of that certain Series B Convertible Preferred Stock Purchase Agreement dated as of July 28, 1998 (the "STOCK PURCHASE AGREEMENT"), the Company previously issued and sold an aggregate of 5,212,019 shares of the Company's authorized but unissued Series B Convertible Preferred Stock ("SERIES B PREFERRED STOCK") at a per share price of $0.6763. All capitalized terms not otherwise defined herein have the meaning attributed to such terms in the Stock Purchase Agreement.

     B. Pursuant to the terms and conditions of the Stock Purchase Agreement, the Company is permitted to sell up to 4,435,901 additional shares of Series B Preferred Stock at a per share price of $0.6763.

     C. The Company now desires to sell 4,435,901 shares of Series B Preferred Stock to the Flanders Language Valley Fund, C.V.A., a Belgian limited partnership ("FLANDERS"), on the same terms and conditions as those contained in the Stock Purchase Agreement.

     D. In connection with the sale by the Company to Flanders of such Series B Preferred Stock, Flanders is required to become a party to the Stock Purchase Agreement.

     IN CONSIDERATION OF the premises, mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are here acknowledged, the parties hereto agree as follows:

     1. Schedule I to the Stock Purchase Agreement is hereby amended to include Flanders, as set forth in Attachment I hereto.

     2. Exhibit B to the Stock Purchase Agreement is hereby amended to include Flanders as set forth in Attachment II hereto.

     3. Flanders hereby agrees to be bound by all the terms and conditions of the Stock Purchase Agreement as though Flanders had been an original party to the Stock Purchase

Agreement identified as a "Purchaser" therein, and by executing this Amendment No. 1, Flanders becomes a party thereto and is bound thereby.

     4. Each of the Company and the Founders hereby represents and warrants that each of the representations and warranties made by such party in the Stock Purchase Agreement, including exceptions thereto, are true and correct in all material respects as of the date hereof, except as follows:

          (a) Schedules 3.2 and 3.4 are amended to read as set forth in Attachment III and Attachment IV, respectively.

          (b) The term "BALANCE SHEET DATA" as defined in Section 3.9 of the Stock Purchase Agreement is changed to June 30, 1998 for the purposes of the Stock Purchase Agreement and this Amendment No. 1.

          (c) The term "FINANCIAL STATEMENTS" as defined in Section 3.9 of the Stock Purchase Agreement is changed to refer to the unaudited balance sheet of the Company as of the Balance Sheet Date and the related statements of operations and cash flows for the six months then ended, as compiled by the Company, for the purposes of the Stock Purchase Agreement.

          (d) Additional changes to the representations and warranties contained in the Stock Purchase Agreement are set forth on the "Schedule of Changes" attached hereto as Attachment V.

     5. The Company agrees to use commercially reasonable efforts in good faith to invest in the Flanders region of Belgium. The nature, amount and timing of such investment will be discussed by the Company with Flanders following the Second Closing.

     6. The Company agrees to pay the reasonable attorneys fees up to a maximum of $15,000 of counsel to Flanders in connection with their negotiation and review of this Amendment No. 1 and the related documents and the closing of the transactions contemplated thereby.

     7. The Company agrees to use best efforts to cause within ten days of the Second Closing all of its employees who have executed Stock Restriction Agreements or Exempt Employees Stock Restriction Agreements to amend such agreements to include all of the New Investors in the defined term "Investor" as defined in and for the purposes of such agreements.

     8. This Amendment No. 1 shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

     9. No term of the Stock Purchase Agreement which is not specifically amended in this Amendment No. 1 shall be affected hereby, and those terms of the Stock Purchase Agreement which are not specifically amended herein remain in full force and effect as written in the original Stock Purchase Agreement.

     10. General


             Amendment No. 1 to Stock Purchase Agreement -- Page 2

     (a) Any party's failure to enforce any provision or provisions of this Amendment No. 1 shall not in any way be construed as a waiver of any such provision or provisions, nor shall such failure to enforce prevent that party thereafter from enforcing each and every other provision of this Amendment No.
1. The rights granted to the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

     (b) This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The parties agree that the execution and delivery to the Company by facsimile of the page of this Amendment No. 1 containing the space for the signature of such party shall bind the party to the terms hereof with the same effect as if such party had delivered to each other party hereto a complete counterpart copy of this Amendment No. 1 bearing the original, manual signature of the party.

     (c) Each of the undersigned parties agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Amendment No. 1 or the Stock Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                        SEQUOIA SOFTWARE CORPORATION


                                        By: /s/ RICHARD C. FAINT JR.
                                            -----------------------------
                                        Title: CEO
                                               --------------------------

                                        /s/ Mark A. Wesker
                                        ---------------------------------
                                        Mark A. Wesker

                                        /s/ Anil Sethi
                                        ---------------------------------
                                        Anil Sethi

                                        ANTHEM CAPITAL, L.P.
                                        By: Anthem Capital Partners, L.P.,
                                            General Partner
                                        By: Anthem Capital Partners, Inc.,
                                            General Partner


                                        By: /s/ WILLIAM M. GUST II
                                            ------------------------------



             Amendment No. 1 To Stock Purchase Agreement -- Page 3

                         NEPA VENTURE FUND II, L.P.
                         By:  NEPA II Management Corporation, General
                              Partner

                         By: /s/ MARK BENSON
                             ---------------------------

                         /s/ RICHARD C. FAINT, JR.
                         -------------------------------
                         Richard C. Faint, Jr.

                         /s/ KENNETH E. HOMA
                         -------------------------------
                         Kenneth E. Homa

                         /s/ DAVID S. HUNGERFORD
                         -------------------------------
                         David S. Hungerford



                         NELSON BUNKER HUNT TRUST ESTATE-
                         TRUST B


                         By:/s/ F.C. VICKERS
                            ----------------------------
                            F.C. Vickers, Trustee



                         LYDA BUNKER HUNT TRUST - MARY
                         HUDDLESTON

                         By:/s/ MIRO VRANAC, JR.
                            ----------------------------
                            Miro Vranac, Jr., Trustee

                         /s/ MARY HUNT HUDDLESTON
                         -------------------------------
                         Mary Hunt Huddleston


                         O'BRYAN COMMUNITY PROPERTY TRUST

                         By: /s/ FRANK O'BRYAN
                            ----------------------------
                            Frank O'Bryan, Trustee


              Amendment No. 1 To Stock Purchase Agreement - Page 4

                                                 FLANDERS LANGUAGE VALLEY FUND,
                                                 C.V.A.

                                                 By: /s/ PHILIP VERMEULIN
                                                    ---------------------------
                                                 Title: CEO, FLV Management N.V.
                                                        -----------------------









              Amendment No. 1 To Stock Purchase Agreement - Page 5

                                  ATTACHMENT 1

                                   Schedule 1


NEW INVESTORS                                INVESTMENT

Nelson Bunker Hunt Trust Estate - Trust B    $1,450,000

Lyda Bunker Hunt Trust - Mary Huddleston       $500,000

Mary Hunt Huddleston                            $50,000

O'Bryan Community Property Trust               $500,000

Flanders Language Valley Fund, C.V.A.        $3,000,000

Total for New Investors                      $5,500,000




  Amendment No. 1 to Stock Purchase Agreement - Page 1

                                 ATTACHMENT II

                                   Exhibit B


                                          Number of Shares of      Aggregate
                                          Series B Convertible      Purchase
Investor Name and Address               Preferred Stock Purchased    Price
-------------------------               -------------------------  ---------
Anthem Capital, L.P.                         1,010,290             $  683,259.60
16 South Calvert Street
Suite 800
Baltimore, Maryland 21202-1305

NEPA Venture Fund II, L.P.                     505,145             $  341,629.29
8230 Boone Boulevard
Suite 347
Vienna, Virginia  22182

Nelson Bunker Hunt Trust Estate-             2,144,019             $1,450,000.00
Trust B
Attn: F. C. Vickers, Trustee
5949 Sherry Lane, Suite 1720
Dallas, Texas  75225

Lyda Bunker Hunt Trust-                        739,317             $  500,000.00
Mary Huddleston
Attn: Miro Vranac, Jr., Trustee
5949 Sherry Lane, Suite 1720
Dallas, Texas  75225

Mary Hunt Huddleston                            73,931             $   50,000.00
5949 Sherry Lane, Suite 1500
Dallas, Texas  75225

O'Bryan Community Property                     739,317             $  500,000.00
Trust
610 Newport Center Drive
Suite 530
Newport Beach, CA  92660

Flanders Language Valley Fund,               4,435,901             $3,000,000.00
C.V.A.
Patteelstraat 24
8900 leper.Belgium

Totals                                       9,647,920             $6,524,888.89

                                  Attachment V
                                       To
        Amendment No. 1 to Series B Convertible Stock Purchase Agreement

                              Schedule Of Changes
                              -------------------

     The following changes are made to the representations and warranties set forth in Section 3 of the Series B Convertible Preferred Stock Purchase Agreement dated as of July 28, 1998:

     3.2 Capitalization. On the date of Amendment No. 1 (and prior to the Second Closing):

     (i) the authorized capital stock of the Company consists of (A) 33,000,000 shares of Common stock. $0.001 par value per share, of which 10,149,614 shares are issued and outstanding, and (B) 17,712,920 shares of Preferred Stock, $0.001 par value per share;

     (ii) a total of 8,065,000 shares of Preferred Stock of the Company are designated Series A Convertible Preferred Stock and 8,064,877 shares of Series A Convertible Preferred Stock are to be issued and outstanding; and

     (iii) a total of 9,647,920 shares of Preferred Stock are designated as Series B Convertible Preferred Stock and 5,212,019 shares of Series B Convertible Preferred Stock are issued and outstanding.


     3.3 Subsidiaries. As of August 19, 1998, the Company has a wholly owned Irish subsidiary, Eloquent Computers Limited (name change to Sequoia Software Europe Limited is pending) in Dublin, Ireland. To date, this subsidiary has been created but not funded by the Company.